Exhibit 21.1
Subsidiary List

Wholly Owned Subsidiaries

Name of Subsidiary	State of Organization
AmSurg KEC, Inc.	Tennessee
AmSurg EC Topeka, Inc.	Tennessee
AmSurg EC St. Thomas, Inc.	Tennessee
AmSurg EC Beaumont, Inc.	Tennessee
AmSurg EC Santa Fe, Inc.	Tennessee
AmSurg EC Washington, Inc.	Tennessee
AmSurg Torrance, Inc.	Tennessee
AmSurg Abilene, Inc.	Tennessee
AmSurg Maryville, Inc.	Tennessee
AmSurg Melbourne, Inc.	Tennessee
AmSurg Hillmont, Inc.	Tennessee
AmSurg Northwest Florida, Inc.	Tennessee
AmSurg Palmetto, Inc.	Tennessee
AmSurg Ocala, Inc.	Tennessee
AmSurg Crystal River, Inc.	Tennessee
AmSurg Abilene Eye, Inc.	Tennessee
AmSurg El Paso, Inc.	Tennessee
AmSurg La Jolla, Inc.	Tennessee
AmSurg Burbank, Inc.	Tennessee
AmSurg Inglewood, Inc.	Tennessee
AmSurg Suncoast, Inc.	Tennessee
AmSurg San Antonio TX, Inc.	Tennessee
AmSurg Temecula CA, Inc.	Tennessee
AmSurg Escondido CA, Inc.	Tennessee
AmSurg San Luis Obispo CA, Inc.	Tennessee
AmSurg Scranton PA, Inc.	Tennessee
AmSurg Arcadia CA, Inc.	Tennessee
AmSurg Main Line PA, LLC	Tennessee
AmSurg Oakland CA, Inc.	Tennessee
AmSurg Lancaster PA, LLC	Tennessee
AmSurg Pottsville PA, LLC	Tennessee
AmSurg Glendora CA, Inc.	Tennessee
AmSurg Holdings, Inc.	Tennessee
AmSurg Anesthesia Management Services, LLC	Tennessee
Long Beach NSC, LLC	Tennessee
Torrance NSC, LLC	Tennessee
Davis NSC, LLC	Tennessee
Fullerton NSC, LLC	Tennessee
San Antonio NSC, LLC	Tennessee
Austin NSC, LLC	Tennessee
Twin Falls NSC, LLC	Tennessee
Kenwood NSC, LLC	Tennessee
Towson NSC, LLC	Tennessee

Subsidiary List

Wilton NSC, LLC	Tennessee
NSC West Palm, LLC	Tennessee
Tampa Bay NSC, LLC	Tennessee
Coral Springs NSC, LLC	Tennessee
Weston NSC, LLC	Tennessee
NSC RBO East, LLC	Tennessee
Illinois NSC, Inc.	Tennessee
NSC Healthcare, Inc.	Tennessee
AmSurg Colton CA, Inc.	Tennessee
AmSurg Fresno Endoscopy, Inc.	Tennessee
AmSurg Temecula II, Inc.	Tennessee
AmSurg Santa Fe Anesthesia, LLC	Tennessee
Health Network Ambulatory Alliance, LLC	Florida
All Women's Healthcare, Inc.	Florida
All Women's Healthcare Holdings, Inc.	Delaware
All Women's Healthcare of Dade, Inc.	Florida
All Women's Healthcare of Sawgrass, Inc.	Florida
All Women's Healthcare of West Broward, Inc.	Florida
All Women's Healthcare Services, Inc.	Florida
AllegiantMD, Inc.	Florida
Anesthesiologists of Greater Orlando, Inc.	Florida
Anesthesiology Associates of Tallahassee, Inc.	Florida
Arizona Perinatal Care Centers, LLC	Arizona
Bethesda Anesthesia Associates, Inc.	Florida
Boca Anesthesia Service, Inc.	Florida
Broad Midwest Anesthesia, LLC	Missouri
Desert Mountain Consultants in Anesthesia, Inc.	Arizona
Discovery Clinical Research, Inc.	Florida
Drs. Ellis, Rojas, Ross & Debs, Inc. d/b/a Kendall Anesthesia Associates	Florida
Flamingo Anesthesia Associates, Inc.	Florida
FM Healthcare Services, Inc.	Florida
FMO Healthcare Holdings, Inc.	Delaware
FO Investments, Inc.	Florida
FO Investments II, Inc.	Florida
FO Investments III, Inc.	Florida
Global Surgical Partners, Inc.	Florida
Greater Florida Anesthesiologists, LLC	Florida
Gynecologic Oncology Associates, Inc.	Florida
Jacksonville Beaches Anesthesia Associates, Inc.	Florida
Jupiter Anesthesia Associates, LLC	Florida
Jupiter Healthcare, LLC	Florida
Marblehead Surety & Reinsurance Company, Ltd.	Cayman
Medi-Bill of North Florida, Inc.	Florida
New Generations Babee Bag, Inc.	Florida
North Florida Anesthesia Consultants, Inc.	Florida
North Florida Perinatal Associates, Inc.	Florida
Resolute Florida Anesthesia, Inc.	Florida
Parity Healthcare, Inc.	Florida

Subsidiary List

Partners in Medical Billing, Inc.	Florida
Physician Office Partners, Inc.	Kansas
Sheridan Anesthesia Services of Alabama, Inc.	Florida
Sheridan Anesthesia Services of Louisiana, Inc.	Florida
Sheridan Anesthesia Services of Mississippi, Inc.	Florida
Sheridan Anesthesia Services of Oklahoma, Inc.	Florida
Sheridan Anesthesia Services of Southwest Florida, Inc. (Collier)	Florida
Sheridan Anesthesia Services of Virginia, Inc.	Florida
Sheridan CADR Solutions, Inc.	Florida
Sheridan Children's Healthcare Services, Inc.	Florida
Sheridan Children's Healthcare Services of Arizona, Inc.	Florida
Sheridan Children's Healthcare Services of Kentucky, Inc.	Florida
Sheridan Children's Healthcare Services of Louisiana, Inc.	Florida
Sheridan Children's Healthcare Services of New Mexico, Inc.	Florida
Sheridan Children's Healthcare Services of Ohio, Inc.	Florida
Sheridan Children's Healthcare Services of Virginia, Inc.	Florida
Sheridan Clinical Research, Inc.	Florida
Sheridan Critical Care Services of Florida, Inc.	Florida
Sheridan Emergency Physician Services, Inc.	Florida
Sheridan Emergency Physician Services of Alabama, Inc.	Florida
Sheridan Emergency Physician Services of Mississippi, Inc.	Florida
Sheridan Emergency Physician Services of Missouri, Inc.	Florida
Sheridan Emergency Physician Services of North Missouri, Inc.	Florida
Sheridan Emergency Physician Services of South Florida, Inc.	Florida
Sheridan Healthcare, Inc.	Delaware
Sheridan Healthcare of Louisiana, Inc.	Florida
Sheridan Healthcare of Missouri, Inc.	Florida
Sheridan Healthcare of Vermont, Inc.	Florida
Sheridan Healthcare of Virginia, Inc.	Florida
Sheridan Healthcare of West Virginia, Inc.	West Virginia
Sheridan Healthcorp, Inc.	Florida
Sheridan Healthcorp of California, Inc.	California
Sheridan Healthy Hearing Services, Inc.	Florida
Sheridan Holdings, Inc.	Delaware
Sheridan Hospitalist Services of Florida, Inc.	Florida
Sheridan InvestCo, LLC	Delaware
Sheridan Leadership Academy, Inc.	Florida
Sheridan Radiology Services, Inc.	Delaware
Sheridan Scientific Intelligence, Inc.	Florida
Southeast Perinatal Associates, Inc.	Florida
St. Lucie Anesthesia Associated, LLC	Florida
Sunbeam Intermediate Holdings, Inc.	Delaware
Sunbeam Primary Holdings, Inc	Delaware
Tennessee Valley Neonatology, Inc.	Florida
The Nova Health Group, L.L.C.	Florida
Tiva Healthcare, Inc.	Florida
All Women's Healthcare of South Broward, Inc.	Florida
All Women's Healthcare of Southern Florida, Inc.	Florida

Subsidiary List

Pinecrest Anesthesia Associates, Inc.	Florida
Sheridan Emergency Physician Services of Virginia, Inc.	Florida
Sheridan Radiology Management Services, Inc.	Delaware
Sheridan Radiology Services of Virginia, Inc.	Florida
Surgery Specialists of Broward, Inc.	Florida
Medical Anesthesia Consultants Medical Group, Inc.	California
Comprehensive Teleradiology Solutions, Inc.	Florida
Florida United Radiology, L.C.	Florida
Jupiter Imaging Associates, Inc.	Florida
Sheridan Radiology Services of Central Florida, Inc.	Florida
Sheridan Radiology Services of Kentucky, Inc.	Florida
Sheridan Radiology Services of Pinellas, Inc.	Florida
Sheridan Radiology Services of South Florida, Inc.	Florida
Anesthesia Associates of Pinellas County Division, LLC	Florida
Brandon Anesthesia Associates Division, LLC	Florida
Clearwater Pain Management Associates Division, LLC	Florida
Global Surgical Partners of Sarasota, L.L.C.	Florida
Gulfcoast Anesthesia Partners Division, LLC	Florida
LA-NJ, LLC	New Jersey
PA Services, LLC	New Jersey
SAPM, LLC	New Jersey
SAS-NJ, LLC	New Jersey
South Florida Division of GFA, LLC	Florida
Sunbeam Asset LLC	Delaware
Unicom Anesthesia Associates Division, LLC	Florida
Radiology Associates of Hollywood, Inc.	Florida
Coastal Anesthesia Consultants, LLC	Florida
Coastal Anesthesia Staffing, LLC	Florida
Bay Area Anesthesia, L.L.C.	Florida
Sheridan ROP Services of Alabama, Inc.	Florida
Sheridan ROP Services of Florida, Inc.	Florida
Sheridan ROP Services of Virginia, Inc.	Florida
Emergency Physician Solutions of North Florida, LLC	Florida
Anesthesia Physician Solutions of North Florida, LLC	Florida
Sheridan Children's Services of Alabama, Inc.	Florida
Sheridan Perinatal Services of Arizona, Inc.	Florida
Emergency Physician Solutions of South Florida Peds, LLC	Florida
Valley Anesthesiology Consultants, Inc.	Arizona
Valley Clinical Research, Inc.	Florida
Medical Information Managements Solutions, LLC	Arizona
Chandler Emergency Medical Group, L.L.C. d/b/a Premier Emergency Medical Specialists	Arizona
NAC Properties, LLC	Georgia
Sentinel Healthcare Services, LLC	Georgia
ASDH I, LLC	Tennessee
ASDH II, LLC	Tennessee
AmSurg EC Centennial, Inc.	Tennessee
AmSurg Miami, Inc.	Tennessee
AmSurg Naples, Inc.	Tennessee

Subsidiary List

AmSurg Kissimmee FL, Inc.	Tennessee
AmSurg Altamonte Springs FL, Inc.	Tennessee
AmSurg New Port Richey FL, Inc.	Tennessee
AmSurg Finance, Inc.	Tennessee
Ardmore NSC, LLC	Tennessee
SHI II, LLC	Tennessee
Ambridge Revenue Management Group, LLC	Tennessee
Austin NSC, LP	Texas
Doctors Billing Service, Inc.	California
Emergency Medical Services LP Corporation	Delaware
EmCare HoldCo, Inc.	Delaware
EmCare Holdings, Inc.	Delaware
EmCare, Inc.	Delaware
EMCA Insurance Company, Ltd. N/A	Cayman Islands
EmCare of California, Inc.	California
EmCare Physician Providers, Inc.	Missouri
EmCare Physician Services, Inc.	Delaware
Emergency Medicine Education Systems, Inc.	Texas
Healthcare Administrative Services, Inc.	Delaware
Reimbursement Technologies, Inc.	Pennsylvania
American Emergency Physicians Management, Inc.	California
Physician Account Management, Inc.	Florida
Provider Account Management, Inc.	Delaware
EMS Management, LLC	Delaware
American Medical Response, Inc.	Delaware
Hank's Acquisition Corp.	Alabama
Fountain Ambulance Service, Inc.	Alabama
MedLife Emergency Medical Service, Inc.	Alabama
Affilion, Inc.	Delaware
AMR HoldCo, Inc.	Delaware
Blythe Ambulance Service	California
Clinical Partners Management Company, LLC	Texas
EmCare Anesthesia Providers, Inc.	Delaware
American Medical Response Northwest, Inc.	Oregon
American Medical Response West	California
Metropolitan Ambulance Service	California
American Medical Response of Inland Empire	California
Desert Valley Medical Transport, Inc.	California
Springs Ambulance Service, Inc.	California
American Medical Response of Colorado, Inc.	Delaware
International Life Support, Inc.	Hawaii
Medevac MidAmerica, Inc.	Missouri
Medevac Medical Response, Inc.	Missouri
American Medical Response of Oklahoma, Inc.	Delaware
American Medical Response of Texas, Inc.	Delaware
Kutz Ambulance Service, Inc.	Wisconsin
American Medical Response Holdings, Inc.	Delaware
American Medical Response Management, Inc.	Delaware

Subsidiary List

Regional Emergency Services, LP	Delaware
Global Medical Response of India Limited	Mauritius
Gold Coast Ambulance Service	California
Northwood Anesthesia Associates, LLC	Florida
River Medical Incorporated	Arizona
A1 Leasing, Inc.	Florida
Florida Emergency Partners, Inc.	Texas
Mobile Medic Ambulance Service, Inc.	Delaware
Metro Ambulance Service, Inc.	Delaware
Metro Ambulance Service (Rural), Inc.	Delaware
Medic One Ambulance Services, Inc.	Delaware
American Medical Response of South Carolina, Inc.	Delaware
American Medical Response of North Carolina, Inc.	Delaware
American Medical Response of Georgia, Inc.	Delaware
Troup County Emergency Medical Services, Inc.	Georgia
Randle Eastern Ambulance Service, Inc.	Florida
Medi Car Systems, Inc.	Florida
Medi Car Ambulance Service, Inc.	Florida
American Medical Response of Tennessee, Inc.	Delaware
Physicians & Surgeons Ambulance Service, Inc.	Ohio
American Medical Response of Illinois, Inc.	Delaware
Midwest Ambulance Management Company	Delaware
Seawall Acquisition, LLC	Delaware
Sun Devil Acquisition, LLC	Delaware
V.I.P. Professional Services, Inc.	California
Paramed, Inc.	Michigan
Mercy Ambulance of Evansville, Inc.	Indiana
Tidewater Ambulance Service, Inc.	Virginia
American Medical Response of Connecticut, Incorporated	Connecticut
American Medical Response of Massachusetts, Inc.	Massachusetts
AMR Brockton, L.L.C.	Delaware
American Medical Response Mid Atlantic, Inc.	Pennsylvania
American Medical Response Delaware Valley, LLC	Delaware
Ambulance Acquisition, Inc.	Delaware
Metro Ambulance Services, Inc.	Georgia
Broward Ambulance, Inc.	Delaware
Atlantic Ambulance Services Acquisition, Inc.	Delaware
Atlantic/Key West Ambulance, Inc.	Delaware
Atlantic/Palm Beach Ambulance, Inc.	Delaware
Seminole County Ambulance, Inc.	Delaware
LifeFleet Southeast, Inc.	Florida
American Medical Pathways, Inc.	Delaware
ProvidaCare, L.L.C.	Texas
Adam Transportation Service, Inc.	New York
Associated Ambulance Service, Inc.	New York
Park Ambulance Service Inc.	New York
Five Counties Ambulance Service, Inc.	New York
Sunrise Handicap Transport Corp.	New York

Subsidiary List

STAT Healthcare, Inc.	Delaware
American Medical Response Ambulance Service, Inc.	Delaware
Mercy, Inc.	Nevada
American Investment Enterprises, Inc.	Nevada
LifeCare Ambulance Service, Inc.	Illinois
TEK Ambulance, Inc.	Illinois
Mercy Life Care	California
Hemet Valley Ambulance Service, Inc.	California
American Medical Response of Southern California	California
Medic One of Cobb, Inc.	Georgia
Puckett Ambulance Service, Inc.	Georgia
Global Medical Response, Inc.	Delaware
Global Emergency Medical Services Limited	Trinidad
V.I.P. Professional Services, Inc.	California
Global Medical Response of Barbados Limited	Barbados
EHR Management Co.	Delaware
Air Ambulance Specialists, Inc.	Colorado
Radstaffing Management Solutions, Inc.	Delaware
Mission Care of Missouri, LLC	Missouri
Access2Care, LLC	Missouri
Abbott Ambulance, Inc.	Missouri
Nevada Red Rock Holdings, Inc.	Delaware
Nevada Red Rock Ambulance, Inc.	Delaware
MedicWest Holdings, Inc.	Delaware
MedicWest Ambulance, Inc.	Nevada
Radiology Staffing Solutions, Inc.	Delaware
Arizona Oasis Acquisition, Inc.	Delaware
Templeton Readings, LLC	Maryland
American Medical Response of Canada Inc.	Canada
EMS Offshore Medical Services, LLC	Delaware
EverRad, LLC	Florida
Apex Acquisition, LLC	Delaware
MSO Newco, LLC	Delaware
Pinnacle Consultants Mid Atlantic, L.L.C.	Texas
Holiday Acquisition Company, Inc.	Colorado
BestPractices, Inc.	Virginia
Medics Ambulance Service, Inc.	Florida
Medics Subscription Services, Inc.	Florida
Medics Emergency Services of Palm Beach County, Inc.	Florida
Medics Ambulance, Inc.	Florida
Medics Transport Services, Inc.	Florida
Medics Ambulance Service (Dade), Inc.	Florida
Hawkeye Holdco LLC	Delaware
Acute Management, LLC	Texas
Evolution Health, LLC	Delaware
APH Laboratory Services, Inc.	Texas
EMSC ServicesCo, LLC	Delaware
Spotlight HoldCo, LLC	Delaware

Subsidiary List

Rose Radiology, LLC	Texas
Guardian Healthcare Group, Inc.	Delaware
Guardian Healthcare Holdings, Inc.	Delaware
Agape Healthcare Agency, LLC	Ohio
OHERBST, Inc.	Texas
TKG, Inc.	Oklahoma
JLM Healthcare, Inc.	Texas
KMAC, Inc.	Texas
Care Connection of Cincinnati, LLC	Ohio
Gem City Home Care, LLC	Ohio
Guardian Health Care, Inc.	Texas
S. Fisher and S. Thomas, Inc.	Texas
Guardian Ohio Newco, LLC	Ohio
Health Priority Home Care, Inc.	Texas
Velita Smith Home Health, Inc.	Texas
Accent Home Health Care Inc.	Indiana
Evolution Mobile Imaging, LLC	Delaware
Greater Pinellas Transportation Management Services, Inc.	Florida
T.M.S. Management Group, Inc.	Florida
Transportation Management Services of Brevard, Inc.	Florida
CMORx, LLC	Texas
Life Line Ambulance Service, Inc	Arizona
Herren Enterprises, Inc.	California
Emergency Medical Services LP Corporation	Delaware
EmCare HoldCo, Inc.	Delaware
EmCare Holdings, Inc.	Delaware
EmCare, Inc.	Delaware
Phoenix Physicians, LLC	Florida
Dan River Emergency Services, LLC	Virginia
Emergency Services of Central Ohio, LLC.	Ohio
Phoenix Emergency Medicine of Broward, LLC	Florida
Phoenix Emergency Physicians of the Midwest, LLC	Florida
Phoenix Emergency Physicians of the Northeast, LLC.	Florida
Phoenix Emergency Solutions of the Southeast, LLC.	Florida
Phoenix Emergency Services of Inverness, LLC	Florida
Phoenix Emergency Services of Leesburg, LLC	Florida
Phoenix Obstetrics/Gynecology, LLC	Florida
Phoenix Pediatrics of Broward, LLC	Florida
Evergreen Emergency Services of Allentown, Inc.	Pennsylvania
Arkansas River Emergency Services, LLC	Arkansas
Vista Staffing Solutions, Inc.	Utah
Whitaker Physicians Services, L.L.C.	Texas
EMX LP	New Jersey
Alpha Physician Resources, LLC	New Jersey
Bravo Reimbursement Specialists, LLC	New Jersey
ED Solutions, LLC	New Jersey
EDIMS, LLC	New Jersey
Proven Healthcare Solutions of New Jersey, LLC	New Jersey

Subsidiary List

WP Rocket Holdings, Inc.	Delaware
Community EMS, Inc.	Massachusetts
Vital Enterprises, Inc.	Massachusetts
Marlboro Hudson Ambulance & Wheelchair Service, Inc.	Massachusetts
MetroCare Services-Abilene, L.P.	Texas
Arizona EMS Holdings, Inc.	Arizona
Beacon Transportation, Inc.	New York
Bowers Companies, Inc.	California
ComTrans Ambulance Service, Inc.	Arizona
Corning Ambulance Service, Inc.	New York
Donlock, Inc.	Pennsylvania
Eastern Ambulance Service, Inc.	Nebraska
Eastern Paramedics, Inc.	Delaware
Emergency Medical Transport, Inc.	Massachusetts
EMS Ventures of South Carolina, Inc.	South Carolina
E.M.S. Ventures, Inc.	Georgia
Gold Cross Ambulance Services, Inc.	Ohio
Goldcross Ambulance Service of PA, Inc.	Ohio
LaSalle Ambulance, Inc.	New York
Mainstay Solutions, LLC	Arizona
Medical Emergency Devices and Services (MEDS), Inc.	Arizona
Metro Care Corp.	Ohio
National Ambulance and Oxygen Service, Inc.	New York
North Miss. Ambulance Service, Inc.	Mississippi
Pacific Ambulance, Inc.	California
Professional Medical Transport, Inc.	Arizona
R/M Arizona Holdings, Inc.	Arizona
R/M Management Co., Inc.	Arizona
R/M of Tennessee, G.P., Inc.	Delaware
R/M of Tennessee, L.P., Inc.	Delaware
RMC Corporate Center, LLC	Arizona
Rural Metro (Delaware), Inc.	Delaware
Rural Metro Corporation	Delaware
Rural Metro Corporation	Arizona
Rural/Metro Corporation of Florida	Florida
Rural Metro Corporation of Tennessee	Tennessee
Rural/Metro Fire Dept., Inc.	Arizona
Rural/Metro Mid-South, L.P	Delaware
Rural/Metro of Brewerton, Inc.	New York
Rural/Metro of California, Inc.	California
Rural/Metro of Central Alabama, Inc.	Delaware
Rural/Metro of Central Colorado, Inc.	Delaware
Rural/Metro of Central Ohio, Inc.	Delaware
Rural/Metro of Greater Seattle, Inc.	Washington
Rural/Metro of Indiana, L.P	Delaware
Rural/Metro of New York, Inc.	Delaware
Rural/Metro of Northern California, Inc.	Delaware
Rural/Metro of Northern Ohio, Inc.	Delaware

Subsidiary List

Rural/Metro of Ohio, Inc.	Delaware
Rural/Metro of Oregon, Inc.	Delaware
Rural/Metro of Rochester, Inc.	New York
Rural/Metro of San Diego, Inc.	California
Rural/Metro of Southern California, Inc.	Delaware
Rural/Metro of Southern Ohio, Inc.	Ohio
Rural/Metro of Tennessee. L.P	Delaware
Rural/Metro Operating Company, LLC	Delaware
San Diego Medical Services Enterprise, LLC	California
Sioux Falls Ambulance, Inc.	South Dakota
Southwest Ambulance and Rescue of Arizona, Inc.	Arizona
Southwest Ambulance of Casa Grande, Inc.	Arizona
Southwest Ambulance of New Mexico, Inc.	New Mexico
Southwest Ambulance of Southeastern Arizona, Inc.	Arizona
Southwest Ambulance of Tucson, Inc.	Arizona
Southwest General Services, Inc.	Arizona
SW General, Inc.	Arizona
The Aid Ambulance Company, Inc.	Delaware
The Aid Company, Inc.	Indiana
Towns Ambulance Service, Inc.	New York
Valley Fire Service, Inc.	Delaware
W&W Leasing Company, Inc.	Arizona
QRx Medical Management, LLC	Delaware
ComTrans, Inc.	Delaware
Grace Behavioral Health, LLC	Delaware
Community Auto and Fleet, L.L.C	Delaware
SSAG, LLC	Delaware

Majority-Owned Subsidiaries

Name of Subsidiary	State of Organization
Kenwood ASC, LLC	Ohio
Towson Surgical Center, LLC	Maryland
Davis Surgery Center, L.P.	California
Boston Out-Patient Surgical Suites, L.L.C.	Tennessee
Middlesex Endoscopy Center, LLC	Tennessee
Fullerton Surgical Center, L.P.	California
Coral Springs Ambulatory Surgery Center, LLC	Delaware
Pioneer Valley Surgicenter, LLC	Tennessee
Surgery Center of Allentown, LLC	Tennessee
Eastern Massachusetts Surgery Center, LLC	Tennessee
Diagnostic Endoscopy Center, LLC	Tennessee
The Endoscopy Center of St. Thomas, L.P.	Tennessee
The Abilene ASC, L.P.	Tennessee
The Baltimore Endoscopy ASC, LLC	Tennessee
Boston Endoscopy Center, LLC	Tennessee
WB Surgery Center, LLC	Tennessee
Weston Outpatient Surgical Center, Ltd.	Florida

Subsidiary List

Colton CA Multi ASC, L.P.	Tennessee
North Richland Hills Endoscopy Center, LLC	Tennessee
Old Town Endoscopy Center, LLC	Tennessee
Park Ventura Endoscopy Center, LLC	Tennessee
Redbird Square Endoscopy Center, LLC	Tennessee
32nd Street Surgery Center, LLC	Tennessee
Red River Surgery Center, LLC	Tennessee
South Austin Holdings, L.L.P.	Delaware
Physicians' Eye Surgery Center, LLC	Tennessee
Bethesda Outpatient Surgery Center, LLC	Tennessee
San Antonio ASC, LP	Texas
The San Diego CA Multi-Specialty ASC, LLC	Tennessee
Blaine MN Multi-Specialty ASC, LLC	Tennessee
Central Park Endoscopy Center, LLC	Tennessee
North Valley Orthopedic Surgery Center, L.L.C.	Tennessee
Hillmoor Eye Surgery Center, LLC	Tennessee
Arizona Endoscopy Center, LLC	Tennessee
Hudson Crossing Surgery Center, LLC	Tennessee
Short Hills Surgery Center, LLC	Tennessee
Center for Ambulatory Surgery, LLC	Tennessee
Southern Idaho Ambulatory Surgery Center, LLC	Indiana
Poway CA Multi-Specialty ASC, LLC	Tennessee
Mount Dora Ophthalmology ASC, LLC	Tennessee
Northeast Surgical Care of Newington, LLC	Tennessee
The Maryville ASC, L.P.	Tennessee
The Torrance CA Multi-Specialty ASC, LLC	Tennessee
West Palm Outpatient Surgery & Laser Center, LTD	Florida
MDSINE, LLC	Tennessee
Long Beach Surgery Center, L.P.	California
The Endoscopy Center of Knoxville, L.P.	Tennessee
The Endoscopy Center of Topeka, L.P.	Tennessee
The Endoscopy Center of Southeast Texas, L.P.	Tennessee
The Endoscopy Center of Santa Fe, L.P.	Tennessee
The Endoscopy Center of Washington D.C., L.P.	Tennessee
Endoscopy Center of the South Bay, L.P.	Tennessee
The Melbourne ASC, L.P.	Tennessee
The Hillmont ASC, L.P.	Tennessee
The Northwest Florida ASC, L.P.	Tennessee
The Palmetto ASC, L.P.	Tennessee
The Ocala Endoscopy ASC, L.P.	Tennessee
The Crystal River Endoscopy ASC, L.P.	Tennessee
The Abilene Eye ASC, L.P.	Tennessee
The El Paso ASC, L.P.	Tennessee
The La Jolla Endoscopy Center, L.P.	Tennessee
The Burbank Ophthalmology ASC, L.P.	Tennessee
Los Angeles/Inglewood Endoscopy ASC, L.P.	Tennessee
The Suncoast Endoscopy ASC, L.P.	Tennessee
The San Antonio TX Endoscopy ASC, L.P.	Tennessee

Subsidiary List

The Temecula CA Endoscopy ASC, L.P.	Tennessee
The Escondido CA Endoscopy ASC, LP	Tennessee
The San Luis Obispo CA Endoscopy ASC, L.P.	Tennessee
The Scranton PA Endoscopy ASC, L.P.	Tennessee
The Arcadia CA Endoscopy ASC, L.P.	Tennessee
The Main Line PA Endoscopy ASC, L.P.	Tennessee
The Oakland CA Endoscopy ASC, L.P.	Tennessee
The Lancaster PA Endoscopy ASC, L.P.	Tennessee
The Pottsville PA Endoscopy ASC, L.P.	Tennessee
Glendora CA Endoscopy ASC, L.P.	Tennessee
The Knoxville Ophthalmology ASC, LLC	Tennessee
Montgomery Eye Surgery Center, LLC	Tennessee
EyeCare Consultants Surgery Center, LLC	Tennessee
The Columbia ASC, LLC	Tennessee
The Wichita Orthopaedic ASC, LLC	Tennessee
The Willoughby ASC, LLC	Tennessee
The Westglen Endoscopy Center, LLC	Tennessee
The Chevy Chase ASC, LLC	Tennessee
The Oklahoma City ASC, LLC	Tennessee
The Cincinnati ASC, LLC	Tennessee
The Fayetteville ASC, LLC	Tennessee
The Independence ASC, LLC	Tennessee
AmSurg Northern Kentucky GI, LLC	Tennessee
AmSurg Louisville GI, LLC	Tennessee
AmSurg Kentucky Ophthalmology, LLC	Tennessee
The Phoenix Ophthalmology ASC, LLC	Tennessee
The Toledo Endoscopy ASC, LLC	Tennessee
The Sun City Ophthalmology ASC, LLC	Tennessee
The Cape Coral/Ft. Myers Endoscopy ASC, LLC	Tennessee
The Boca Raton Ophthalmology ASC, LLC	Tennessee
The Minneapolis Ophthalmology ASC, LLC	Tennessee
Northside Gastroenterology Endoscopy Center, LLC	Tennessee
The Oakhurst Endoscopy ASC, LLC	Tennessee
The Waldorf Endoscopy ASC, LLC	Tennessee
The Sarasota Endoscopy ASC, LLC	Tennessee
The Middletown Endoscopy ASC, LLC	Tennessee
The Dover Ophthalmology ASC, LLC	Tennessee
The Surgery Center of Middle Tennessee, LLC	Tennessee
The Kingston Ophthalmology ASC, LLC	Tennessee
The Las Vegas East Ophthalmology ASC, LLC	Nevada
The Blue Ridge/Clemson Orthopaedic ASC, LLC	Tennessee
The Hutchinson Ophthalmology ASC, LLC	Tennessee
The Metairie Ophthalmology ASC, LLC	Tennessee
The Bel Air Endoscopy ASC, LLC	Tennessee
Bloomfield Eye Surgery Center, LLC	Tennessee
The Newark Endoscopy ASC, LLC	Tennessee
The Southfield Endoscopy ASC, LLC	Tennessee
The Alexandria Ophthalmology ASC, LLC	Tennessee

Subsidiary List

The Columbia ASC Northwest, LLC	Tennessee
St. George Endoscopy Center, LLC	Tennessee
The Paducah Ophthalmology ASC, LLC	Tennessee
The Greenville ASC, LLC	Tennessee
The Columbia TN Endoscopy ASC, LLC	Tennessee
The Rogers AR Ophthalmology ASC, LLC	Tennessee
The Tulsa OK Ophthalmology ASC, LLC	Tennessee
The Kingsport TN Ophthalmology ASC, LLC	Tennessee
The Lewes DE Endoscopy ASC, LLC	Tennessee
The Winter Haven/Sebring FL Ophthalmology ASC, LLC	Tennessee
The Rockledge FL Endoscopy ASC, LLC	Tennessee
The Tampa FL Endoscopy ASC, LLC	Tennessee
The Pueblo CO Ophthalmology ASC, LLC	Tennessee
Western Washington Endoscopy Centers, LLC	Tennessee
The Lakeland FL Endoscopy ASC, LLC	Tennessee
The Northern NV Endoscopy ASC, LLC	Tennessee
The Edina MN Ophthalmology ASC, LLC	Tennessee
The West Palm Beach FL Endoscopy ASC, LLC	Tennessee
Gainesville FL Orthopaedic ASC, LLC	Tennessee
The Raleigh NC Endoscopy ASC, LLC	Tennessee
The Lake Bluff IL Endoscopy ASC, LLC	Tennessee
The Sun City AZ Endoscopy ASC, LLC	Tennessee
The Overland Park KS Endoscopy ASC, LLC	Tennessee
The Casper WY Endoscopy ASC, LLC	Tennessee
The Rockville MD Endoscopy ASC, LLC	Tennessee
Blue Water ASC, LLC	Michigan
Greenspring Station Endoscopy ASC, LLC	Maryland
Maryland Endoscopy Center Limited Liability Company	Maryland
The Scranton PA GP, LLC	Tennessee
The Orlando FL Endoscopy ASC, LLC	Tennessee
The St. Louis MO Orthopaedic ASC, LLC	Tennessee
The Yuma AZ Endoscopy ASC, LLC	Tennessee
The Greensboro NC Endoscopy ASC, LLC	Tennessee
The Tulsa OK Endoscopy ASC, LLC	Tennessee
The St. Cloud MN Ophthalmology ASC, LLC	Tennessee
The Salem OR Ophthalmology ASC, LLC	Tennessee
The El Dorado Multi-Specialty ASC, LLC	Tennessee
The Nashville TN Ophthalmology ASC, LLC	Tennessee
The Laurel MD Endoscopy ASC, LLC	Tennessee
The Shenandoah TX Endoscopy ASC, LLC	Tennessee
The New Orleans LA Uptown/West Bank Endoscopy ASC, LLC	Tennessee
The Metairie LA Endoscopy ASC, LLC	Tennessee
The Rockville, ESC-North MD Endoscopy ASC, LLC	Tennessee
The Silver Spring MD Endoscopy ASC, LLC	Tennessee
Ocean Endosurgery Center, L.L.C.	New Jersey
The South Bend IN Endoscopy ASC, LLC	Tennessee
The Mesquite TX Endoscopy ASC, LLC	Tennessee
The Conroe TX Endoscopy ASC, LLC	Tennessee

Subsidiary List

The Kissimmee FL Endoscopy ASC, LLC	Tennessee
The Altamonte Springs FL Endoscopy ASC, LLC	Tennessee
The Glendale AZ Endoscopy ASC, LLC	Tennessee
The Baton Rouge LA Endoscopy ASC, LLC	Tennessee
The Pikesville MD Endoscopy ASC, LLC	Tennessee
The Glen Burnie MD Endoscopy ASC, LLC	Tennessee
West Bridgewater MA Endoscopy ASC, LLC	Tennessee
The Orlando/Mills FL Endoscopy ASC, LLC	Tennessee
Miami Kendall FL Endoscopy ASC, LLC	Tennessee
St. Clair Shores MI Ophthalmology ASC, LLC	Tennessee
Marin Endoscopy Center, LLC	Tennessee
Casa Colina Surgery Center, LLC	Tennessee
Digestive Health Center, LLC	Tennessee
Digestive Endoscopy Center, LLC	Tennessee
Phoenix Orthopaedic Ambulatory Center, L.L.C.	Tennessee
Gastroenterology Associates Endoscopy Center, LLC	Tennessee
Phoenix Endoscopy, L.L.C.	Tennessee
Central Texas Endoscopy Center, LLC	Tennessee
Eye Surgery Center, LLC	Tennessee
Carroll County Digestive Disease Center, LLC	Tennessee
Elms Endoscopy Center, LLC	Tennessee
TEC North, LLC	Tennessee
Hermitage TN Endoscopy ASC, LLC	Tennessee
Waco Gastroenterology Endoscopy Center, LLC	Tennessee
Surgery Center of Volusia, LLC	Tennessee
COA ASC of Franklin County, LLC	Tennessee
North Valley Endoscopy Center, LLC	Tennessee
East Valley Endoscopy, LLC	Tennessee
Eagle Eye Surgery and Laser Center, LLC	Tennessee
Nashville Gastrointestinal Specialists, LLC	Tennessee
Connecticut Eye Anesthesia, LLC	Tennessee
Mississippi Coast Endoscopy and Ambulatory Surgery Center, LLC	Mississippi
Ocean Springs Surgical and Endoscopy Center, LLC	Mississippi
Eastern Shore Endoscopy Center, LLC	Tennessee
Center of Morehead City, LLC	Tennessee
Central Massachusetts Ambulatory Endoscopy Center, LLC	Tennessee
Doctors Park Surgery Center, LLC	Tennessee
AmSurg Tampa Bay Anesthesia, LLC	Tennessee
AmSurg North Valley Anesthesia, LLC	Tennessee
AmSurg Oakland Anesthesia, L.P.	Tennessee
AmSurg St. George Anesthesia, LLC	Tennessee
AmSurg Arcadia Anesthesia, L.P.	Tennessee
Mid-Atlantic Endoscopy Center, LLC	Tennessee
Sunrise Ambulatory Surgical Center, LLC	Tennessee
Glen Endoscopy Center, LLC	Tennessee
Cascade Endoscopy Center, LLC	Tennessee
Oak Lawn IL Endoscopy ASC, LLC	Tennessee
St. Charles-AmSurg ASC Partners, LLC	Delaware

Subsidiary List

Fresno CA Endoscopy ASC, L.P.	Tennessee
Temecula CA United Surgery Center, L.P.	Tennessee
Eye Surgery Center of Wichita, LLC	Tennessee
AmSurg Fresno CA Anesthesia, L.P.	Tennessee
Bend Surgery Center, LLC	Tennessee
Surgery Center of Northeast Texas, LLC	Tennessee
Louisville Eye Anesthesia, LLC	Tennessee
Manatee Surgical Center, LLC	Florida
Easton Anesthesia Associates, LLC	Tennessee
Forty Fort Anesthesia Associates, LLC	Tennessee
MSC Anesthesia, Inc.	Florida
Knoxville Eye Anesthesia, LLC	Tennessee
Meadows Surgery Center, LLC	New Jersey
South Palm Ambulatory Surgery Center, LLC	Florida
Glendora Anesthesia Associates, LP	Tennessee
Jupiter Medical Specialists, LLC	Florida
General Surgery of Jupiter Medical Specialists, LLC	Florida
Radiology Services of Jupiter Medical Specialists, LLC	Florida
Women's Health and Wellness of Jupiter Medical Specialists, LLC	Florida
HCA-Sheridan Holdings, LLC d/b/a Specialty Physician Solutions	Delaware
Anesthesia Physician Solutions of South Florida, LLC	Florida
Emergency Physician Solutions of South Florida, LLC	Florida
Radiology Physician Solutions of Florida, LLC	Florida
Radiology Physician Solutions of West Florida, LLC	Florida
Anesthesia Physician Solutions of West Florida, LLC	Florida
Nephrology Services of Jupiter Medical Specialists, LLC	Florida
Campus Surgery Center, LLC	Tennessee
Waverly Surgery Center, LLC	Tennessee
College Heights Endoscopy Center, LLC	Tennessee
Ocala FL Orthopaedic ASC, LLC	Tennessee
Surgical Center at Millburn, LLC	Tennessee
AmSurg San Luis Obispo Anesthesia, LLC	Tennessee
AmSurg Willoughby Anesthesia, LLC	Tennessee
AmSurg Westminster Anesthesia, LLC	Tennessee
AmSurg Lewes Anesthesia, LLC	Tennessee
AmSurg Rockledge FL Anesthesia, LLC	Tennessee
AmSurg Altamonte Springs Anesthesia, LLC	Tennessee
AmSurg Citrus Anesthesia, LLC	Tennessee
AmSurg Port Orange Anesthesia, LLC	Tennessee
AmSurg South Bay Anesthesia, L.P.	Tennessee
AmSurg Marin Anesthesia, L.P.	Tennessee
AmSurg Abilene Anesthesia, LLC	Tennessee
AmSurg Hermitage Anesthesia, LLC	Tennessee
AmSurg Oak Lawn IL Anesthesia, LLC	Tennessee
Anesthesia Associates of Ocala, LLC	Tennessee
AmSurg Melbourne Anesthesia, LLC	Tennessee
AmSurg MDSINE Anesthesia, LLC	Tennessee
AmSurg Stamford Anesthesia, LLC	Tennessee

Subsidiary List

AmSurg Indianapolis Anesthesia, LLC	Tennessee
AmSurg Cincinnati Anesthesia, LLC	Tennessee
Surgical Specialty Center of Northeastern Pennsylvania, LLC	Tennessee
Maryland Endoscopy Anesthesia, LLC	Tennessee
Eye Surgery Center of Western Ohio, LLC	Tennessee
AmSurg Springfield Anesthesia, LLC	Tennessee
Anesthesia Associates of Columbia TN, LLC	Tennessee
Anesthesia Associates of Joplin, LLC	Tennessee
South Portland Surgical Center, LLC	Tennessee
Anesthesia Associates of Bryan, LLC	Tennessee
River Drive Surgery Center, L.L.C.	Tennessee
Connecticut Eye Surgery Center South, LLC	Tennessee
Eastern Connecticut Endoscopy Center, LLC	Tennessee
Redding Anesthesia Associates, LP	Tennessee
AmSurg Columbia Anesthesia, LLC	Tennessee
AmSurg Toledo Anesthesia, LLC	Tennessee
The El Paso ASC, L.P.	Tennessee
AmSurg Greenville Anesthesia, LLC	Tennessee
AmSurg Greensboro Anesthesia, LLC	Tennessee
Associated Eye Surgical Center, LLC	Tennessee
Orlando Mills Anesthesia Associates, LLC	Tennessee
Pottsville Anesthesia Associates, LLC	Tennessee

Less than Majority-Owned Subsidiaries

Name of Subsidiary	State of Organization
Baycare Surgery Centers, LLC	Florida
Austin Endoscopy Center I, LP	Texas
Austin Endoscopy Center II, LP	Texas
Stamford/NSC Management, LLC	Connecticut
Torrance Surgery Center, L.P.	California
Trinity Surgery Center, LLC	Florida
Sierra Pacific Surgery Center, LLC	Tennessee
Fresno CA Multi ASC, L.P.	Tennessee
Central California Healthcare Holdings, LLC	Delaware
Fresno Surgery Center, L.P.	California
The Florham Park Endoscopy ASC, LLC	Tennessee
The Chattanooga Endoscopy ASC, LLC	Tennessee
The Voorhees NJ Endoscopy ASC, LLC	Tennessee
The Hanover NJ Endoscopy ASC, LLC	Tennessee
The West Orange NJ Endoscopy ASC, LLC	Tennessee
Global Medical Response of Trinidad & Tobago, Ltd.	Trinidad
Jersey ASC Ventures, LLC	Delaware
West Orange ASC, LLC	Delaware
Livingston ASC, LLC	Delaware
Cañon City CO Multi-Specialty ASC, LLC	Tennessee
May Street Surgi Center, LLC	Tennessee
AmSurg Chattanooga Anesthesia, LLC	Tennessee

Subsidiary List

Wilton Surgery Center, LLC	Connecticut
Bardmoor Surgery Center, LLC	Florida
Torrance Memorial Surgical Center, LLC I	Caliifornia
CHIC/AMSURG Surgery Centers, LLC	Colorado
AmSurg Baptist Network Alliance, LLC	Florida
Baptist Surgery and Endoscopy Centers, L.L.C.	Florida
Manchester Ambulatory Surgery Center, LP	Missouri
Voorhees Endoscopy Holding Co., LLC	New Jersey
Sarasota Physicians Surgical Center, LLC	Florida
AmSurg Fresno CA, Inc.	Tennessee
MASC Partners, L.L.C.	Missouri
Banner Arizona ASC, LLC	Tennessee
Duke Triangle Endoscopy Center, LLC	North Carolina